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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 3, 2002
                                                           -----------


                            Silverleaf Resorts, Inc.
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             (Exact name of registrant as specified in its charter)


                                      Texas
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                 (State or other jurisdiction of incorporation)

         1-13003                                          75-2250990
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(Commission File Number)                    (IRS Employer Identification Number)



1221 River Bend Drive, Suite 120, Dallas, Texas                    75247
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(Address of principal executive offices)                         (Zip Code)

                                  214-631-1166
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On May 3, 2002, the Company issued a press release announcing the completion of the exchange offer and the debt restructuring previously announced on March 15, 2002. A copy of the press release is filed as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

         (c)      Exhibits:



                                  EXHIBIT INDEX

         Exhibit                      Description of Exhibits
         Number

           99.1 Press release issued by Silverleaf Resorts, Inc. on May 3, 2002 (filed herewith)



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:   May 3, 2002             By:  /s/ Robert E. Mead
                                             --------------------------------
                                          Name:      Robert E. Mead
                                          Title:     Chairman and Chief
                                                     Executive Officer


         Dated:   May 3, 2002             By:  /s/ Harry J. White, Jr.
                                             --------------------------------
                                          Name:    Harry J. White, Jr.
                                          Title:   Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit
Number           Description of Exhibits
------           -----------------------

  99.1           Press release issued by Silverleaf Resorts, Inc. on May 3, 2002
                 (filed herewith)